T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Small-Cap Stock Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2023, Alexander Paul Roik will join Francisco Alonso as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Roik joined T. Rowe Price in 2013. Effective January 1, 2024, Mr. Roik will become the fund’s sole portfolio manager and chair of the fund’s Investment Advisory Committee when Mr. Alonso steps down from portfolio management to take on a new role.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 1, 2023, Alexander Paul Roik will join Francisco Alonso as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Roik joined the Firm in 2013 and his investment experience dates from that time. During the past five years, he has served as an associate portfolio manager and an equity analyst with the Firm. Effective January 1, 2024, Mr. Roik will become the fund’s sole portfolio manager and chair of the fund’s Investment Advisory Committee when Mr. Alonso steps down from portfolio management to take on a new role.

The date of this supplement is April 17, 2023.

G45-041 4/17/23